EXHIBIT 10.2



                   TENTH AMENDMENT TO SERVICING PAYMENTS
                        LOAN AND SECURITY AGREEMENT


     THIS AMENDMENT is entered into as of March 31, 1994, between LOMAS MORTGAGE USA, INC., a Connecticut corporation (the "Company"), the banks listed on the signature pages of this amendment ("Banks"), and BANK ONE, TEXAS, N.A., as agent for Banks (in that capacity "Agent").

     The Company, Banks, and Agent have entered into the Servicing Payments Loan and Security Agreement dated as of February 11, 1992 (as amended through the date of this amendment and as further renewed, extended, amended, and restated, the "Loan Agreement"), providing for loans to the Company on a revolving basis up to $25,000,000 outstanding at any time. The Company has requested an amendment to the Loan Agreement in order to amend the minimum-net-worth covenant under the Loan Agreement. Accordingly, for adequate and sufficient consideration, the parties agree as follows:

     1.   Certain Definitions.  Unless otherwise stated in this amendment
(a) terms defined in the Loan Agreement have the same meanings when used in this amendment and (b) references to "Sections" and "Schedules" are to sections and schedules of or to the Loan Agreement.

     2.   Amendment.  Section 7.4 is entirely amended as follows:

          7.4 Consolidated Net Worth. Permit its Consolidated Net Worth to be less than the greater of either (i) the amount required by FHA, FHLMC, FNMA, VA, and GNMA at any and all times for maintaining the Company's status as an approved mortgagee, seller/servicer, or issuer, or (ii) $200,000,000.

     3. Conditions Precedent. The foregoing is not effective until Agent and Banks receive counterparts of this amendment executed by the Company, Agent, and all Banks.

     4. Ratifications. This amendment modifies and supersedes all inconsistent terms and provisions of the Loan Papers, and, except as expressly modified and superseded by this amendment, the Loan Papers are ratified and confirmed and continue in full force and effect. The Company, Banks, and Agent agree that the Loan Papers as amended by this amendment continue to be legal, valid, binding, and enforceable in accordance with their respective terms. Without limiting the generality of the foregoing, the Company ratifies and confirms that all Liens (except as amended by this amendment) heretofore granted to Agent, on behalf of Banks, were intended to, do, and continue to secure the full payment and performance of the Obligations, and the Company agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional assignments, security agreements, modifications or amendments to any of the foregoing, and such other agreements, documents, and instruments as Agent or any Bank may reasonably request in order to perfect and protect those Liens and preserve and protect the rights of Agent and Banks in respect of all present and future Collateral.

     5. Representations and Warranties. The Company represents and warrants to Banks and Agent that (a) this amendment and the Loan Papers to be delivered under this amendment have been duly executed and delivered by the Company, (b) no action of, or filing with, any Tribunal is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by the Company of this amendment and the Loan Papers to be delivered under this amendment, (c) this amendment and the Loan Papers to be delivered under this amendment are valid and binding upon the Company and are enforceable against the Company in accordance with their respective terms, except as limited by the Bankruptcy Code of the United States of America and all other similar Laws affecting the rights of creditors generally, (d) the execution, delivery and performance by the Company of this amendment and the Loan Papers to be delivered under this amendment do not require the consent of any other Person and do not and will not constitute a violation of any laws, agreement, or understanding to which the Company is a party or by which the Company is bound, (e) the representations and warranties contained in the Loan Agreement, as amended by this amendment, are true and correct in all material respects except to the extent that (i) the representations and warranties speak to a specific date or (ii) the facts on which the representations and warranties were based have been changed by transactions contemplated or permitted by the Loan Agreement as of the date of this amendment, (f) as of the date of this amendment, no Event of Default or Potential Default has occurred and is continuing, and
(g) no change in the financial condition or prospect of the Company which could reasonably be expected to be a Material Adverse Event has or will have occurred.

     6. References. All references in the Loan Papers to the "Loan Agreement" refer to the Loan Agreement as amended by this amendment, and, because this amendment is a "Loan Paper" referred to in the Loan Agreement, then the provisions relating to Loan Papers in Section 10 are incorporated in this amendment by reference, the same as if set forth verbatim in this amendment.

     7. Counterparts. This amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument.

     8. Parties Bound. This amendment binds and inures to the Company, Agent, each Bank, and, subject to Section 10.10, their respective successors and assigns.

     9. ENTIRETY. THIS AMENDMENT, THE LOAN AGREEMENT AS AMENDED BY THIS AMENDMENT, AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES FOR THE TRANSACTIONS THEREIN, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.



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EXECUTED as of the date first stated in this amendment.

LOMAS MORTGAGE USA, INC., as the Company     BANK ONE, TEXAS, N.A., as
                                               Agent and a Bank

By    /s/ROBERT E. BYERLEY, JR.              By    /s/KATHLEEN C. STEWART
     -----------------------------------          -------------------------
     Robert E. Byerley, Jr.,                       Kathleen C. Stewart,
     Senior Vice President & Treasurer             Vice President


GUARANTY FEDERAL BANK, F.S.B., as a Bank     TEXAS COMMERCE BANK NATIONAL
                                               ASSOCIATION, as a Bank


By   /s/ABBIE Y. TIDMORE                     By   /s/CARLOTTA M. HUDLER
     -----------------------------------         -------------------------
     Abbie Y. Tidmore, Vice President             Carlotta M. Hudler,
                                                  Vice President